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                                                                    Exhibit 99.2

                         PRINCIPAL FINANCIAL GROUP, INC.

                Series A Non-Cumulative Perpetual Preferred Stock

                      (Ten-Year Initial Fixed Rate Period)
                 (Liquidation Preference Equivalent to $100 Per
                       Share of Series A Preferred Stock)

                Series B Non-Cumulative Perpetual Preferred Stock

                     (Thirty-Year Initial Fixed Rate Period)
                 (Liquidation Preference Equivalent to $25 Per
                       Share of Series A Preferred Stock)

                           CALCULATION AGENT AGREEMENT

        THIS AGREEMENT dated as of June 17, 2005, among Principal Financial Group, Inc. (hereinafter called the "Company"), a Delaware corporation having its principal office at 711 High Street, Des Moines, Iowa 50392, and Computershare Trust Company, Inc. a Colorado corporation (hereinafter sometimes called the "Calculation Agent," which term shall, unless the context shall otherwise require, include its successors and assigns), having its principal corporate trust office at 350 Indiana Street, Suite 800, Golden, Colorado 80401.

Recitals of the Company

        The Company is issuing on the date hereof (i) 3,000,000 shares of preferred stock, each representing a share of the Series A Non-Cumulative Perpetual Preferred Stock (Ten-Year Initial Fixed Rate Period) (the "Series A Preferred Stock") having a liquidation preference equivalent to $100 per share, and (ii) 10,000,000 shares of preferred stock, each representing a share of the Series B Non-Cumulative Perpetual Preferred Stock (Thirty-Year Initial Fixed Rate Period) (the "Series B Preferred Stock", and together with the Series A Preferred Stock, the "Preferred Stock") having a liquidation preference equivalent to $25 per share. The Series A Preferred Stock was issued by the Company pursuant to the terms of the certificate of designations dated as of June 16, 2005 (the "Series A Certificate of Designations") and the Series B Preferred Stock was issued by the Company pursuant to the terms of the certificate of designations dated as of June 16, 2005 (the "Series B Certificate of Designations", and together with the Series A Certificate of Designations, the "Certificates"). Capitalized terms used in this Agreement and not otherwise defined herein are used as defined in the Certificates, as applicable.

        The Initial Dividend Rates on the Series A Preferred Stock and the Series B Preferred Stock will be 5.563 % per annum from June 17, 2005 until the Dividend Payment Date in June 2015 and 6.518% per annum from June 17, 2005 until the Dividend Payment Date in June 2035, respectively (each, an "Initial Fixed Rate Period"). Thereafter, the Dividend Rates for the Preferred Stock may be at Fixed Rates determined through Remarketing of the Preferred Stock for specific periods of varying lengths not less than six months or may be at Floating Rates reset quarterly equal to the Adjustable Rate (as defined below) plus (i) 1.45%, in the case of the Series A Preferred Stock and (ii) 2.10%, in the case of the Series B Preferred Stock. The Company
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desires to engage the Calculation Agent to perform certain services in connection with the Preferred Stock while the Preferred Stock bears interest at Floating Rates.

        NOW IT IS HEREBY, AGREED THAT:

        1. The Company hereby appoints Computershare Trust Company, Inc. at its corporate trust office in The City of New York, as Calculation Agent (in such capacity, the "Calculation Agent") for the Preferred Stock, upon the terms and subject to the conditions herein mentioned, and Computershare Trust Company, Inc. hereby accepts such appointment. The Calculation Agent shall act as an agent of the Company for the purpose of determining the Floating Rates on the Preferred Stock.

        2. The Company has delivered to the Calculation Agent (i) a copy of the form of the global stock certificate representing the Series A Preferred Stock and a copy of the Series A Certificate of Designations, including copies of all terms and conditions relating to the determination of the Floating Rates thereunder and (ii) a copy of the form of the global stock certificate representing the Series B Preferred Stock and a copy of the Series B Certificate of Designations, including copies of all terms and conditions relating to the determination of the Floating Rates thereunder. The Calculation Agent hereby acknowledges its receipt of and acceptance of (i) the form of the Series A Preferred Stock and of the Series A Certificate of Designations, to the extent relating to the determination of the Floating Rates on the Series A Preferred Stock and (ii) the form of the Series B Preferred Stock and of the Series B Certificate of Designations, to the extent relating to the determination of the Floating Rates on the Series B Preferred Stock. The Company agrees to give the Calculation Agent written notice of the commencement of a Floating Rate Period immediately after the Company has determined that, or is aware that, such Floating Rate Period is to commence with respect to either the Series A Preferred Stock or the Series B Preferred Stock. The Calculation Agent shall have no liability for any failure to determine a Floating Rate on a timely basis if such written notice is given to it on or after the Floating Rate Determination Date preceding the commencement of the first Dividend Period in a new Floating Rate Period. The Company agrees to give the Calculation Agent prompt written notice of the termination of a Floating Rate Period.

        3. The Company hereby notifies the Calculation Agent that the Preferred Stock are being issued on the date hereof and acknowledges that it has delivered to the Calculation Agent the information, if any, required to be provided by the Company for the calculation of the Floating Rate thereunder. The Calculation Agent shall calculate the Floating Rate as follows:

        Except as provided below, the Floating Rate for any Floating Rate Period for the Preferred Stock will be equal to the Adjustable Rate plus (i) 1.45%, in the case of the Series A Preferred Stock and (ii) 2.10%, in the case of the Series B Preferred Stock. The "Adjustable Rate" for any Dividend Period will be equal to the highest of the 3-month LIBOR Rate, the 10-year Treasury CMT and the 30-year Treasury CMT (each as defined below and collectively referred to as the "Benchmark Rates") for such Dividend Period during the Floating Rate Period. In the event that the Calculation Agent determines in good faith that for any reason:


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                (1)     any one of the Benchmark Rates cannot be determined for
                        any Dividend Period, the Adjustable Rate for such Dividend Period will be equal to the higher of whichever two of such rates can be so determined;

                (2) only one of the Benchmark Rates can be determined for any Dividend Period, the Adjustable Rate for such Dividend Period will be equal to whichever such rate can be so determined; or

                (3) none of the Benchmark Rates can be determined for any Dividend Period, the Adjustable Rate for the preceding Dividend Period will be continued for such Dividend Period, provided that if such preceding Dividend Period was a Fixed Rate Period, the Fixed Rate for the preceding Dividend Period will be continued for such Dividend Period.

The "3-month LIBOR Rate" means, with respect to any Dividend Period, the rate (expressed as a percentage per annum) for deposits in U.S. dollars for a 3-month period commencing on the first day of that Dividend Period that appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the Dividend Determination Date for that Dividend Period. If such rate does not appear on Telerate Page 3750, 3-month LIBOR Rate will be determined on the basis of the rates at which deposits in U.S. dollars for a 3-month period commencing on the first day of that Dividend Period and in a principal amount of not less than $1,000,000 are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Calculation Agent, at approximately 11:00 a.m., London time on the Dividend Determination Date for that Dividend Period. The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, 3-month LIBOR Rate with respect to that Dividend Period will be the arithmetic mean (rounded upward if necessary to the nearest 0.00001 of 1%) of such quotations. If fewer than two quotations are provided, 3-month LIBOR Rate with respect to that Dividend Period will be the arithmetic mean (rounded upward if necessary to the nearest 0.00001 of 1%) of the rates quoted by three major banks in New York City selected by the Calculation Agent, at approximately 11:00 a.m., New York City time, on the first day of that Dividend Period for loans in U.S. dollars to leading European banks for a 3-month period commencing on the first day of that Dividend Period and in a principal amount of not less than $1,000,000. However, if the banks selected by the Calculation Agent to provide quotations are not quoting as described above, 3-month LIBOR Rate for that Dividend Period will be the same as 3-month LIBOR Rate as determined for the previous Dividend Period. The establishment of 3-month LIBOR Rate for each Dividend Period by the Calculation Agent shall (in the absence of manifest error) be final and binding.

        "The 10-year Treasury CMT" means the rate determined in accordance with the following provisions:

                (1) With respect to any Dividend Determination Date and the Dividend Period that begins immediately thereafter, the 10-Year


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                        Treasury CMT means the rate per annum for deposits for a
                        10-year period commencing on the Dividend Determination Date displayed on the Bloomberg interest rate page most nearly corresponding to Telerate Page 7051 containing the caption "...Treasury Constant Maturities... Federal Reserve Board Release H.15...Mondays Approximately 3:45 P.M.," and the column for the Designated CMT Maturity Index.

                (2) If such rate is no longer displayed on the relevant page, or is not so displayed by 3:00 P.M., New York City time, on the applicable Dividend Determination Date, then the 10-year Treasury CMT for such Dividend Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as is published in H.15(519).

                (3) If such rate is no longer displayed on the relevant page, or if not published by 3:00 P.M., New York City time, on the applicable Dividend Determination Date, then the 10-year Treasury CMT for such Dividend Determination Date will be such constant maturity treasury rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the applicable Dividend Determination Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Bloomberg interest rate page most nearly corresponding to Telerate Page 7051 and published in H.15(519).

                (4) If such information is not provided by 3:00 P.M., New York City time, on the applicable Dividend Determination Date, then the 10-year Treasury CMT for such Dividend Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 P.M., New York City time, on such Dividend Determination Date reported, according to their written records, by three leading primary United States government securities dealers in The City of New York (each, a "Reference Dealer") selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury


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                        Debentures") with an original maturity of approximately
                        the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year.

                (5) If the Calculation Agent is unable to obtain three such Treasury Debentures quotations, the 10-year Treasury CMT for the applicable Dividend Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 P.M., New York City time, on the applicable Dividend Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Debentures with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100 million.

                (6) If three or four (and not five) of such Reference Dealers are quoting as set forth above, then the 10-year Treasury CMT will be based on the arithmetic mean of the offered rates obtained and neither the highest nor lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as set forth above, the 10-year Treasury CMT with respect to the applicable Dividend Determination Date will remain the 10-year Treasury CMT for the immediately preceding Dividend Period. If two Treasury Debentures with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, then the quotes for the Treasury Debentures with the shorter remaining term to maturity will be used.

        The "30-year Treasury CMT" has the meaning specified under the definition of 10-year Treasury CMT, except that (i) each reference to "10-year" in the definition of the "10-year Treasury CMT" will be "30-year" for the purposes of the "30-year Treasury CMT" and (ii) the Designated CMT Maturity Index for the 30-year Treasury CMT shall be 30 years.

        Each of the 10-year Treasury CMT and the 30-year Treasury CMT shall each be rounded to the nearest hundredth (0.01) of one percent per annum and the 3-month LIBOR Rate shall be rounded to the nearest one-hundred-thousandth (0.00001) of one percent per annum.


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        The Floating Rate with respect to each Dividend Period that occurs within a Floating Rate Period will be calculated as promptly as practicable by the Calculation Agent according to the appropriate method described above.

        "Bloomberg" means Bloomberg Financial Markets Commodities News.

        "Business Day" means each Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the City of New York are not authorized or obligated by law, regulation or executive order to close.

        "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities with respect to which the 10-year Treasury CMT or the 30-year Treasury CMT, as applicable, will be calculated (which are ten years and thirty years, respectively).

        "Dividend Determination Date" means the second London Banking Day immediately preceding the first day of the relevant Dividend Period in the Floating Rate Period.

        "London Banking Day" means any day on which commercial banks are open for general business (including dealings in deposits in U.S. dollars) in London.

        "Telerate Page 3750" means the display page so designated on the Moneyline/Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor, for the purpose of displaying rates or prices comparable to London Interbank Offered Rate for U.S. dollar deposits).

        "Telerate Page 7051" means the display page so designated on the MoneyLine/Telerate Service (or any successor service), on such page (or any other page as may replace such page on that service), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519).

        4. Promptly following the determination of each change to the Floating Rate applicable to the Series A Preferred Stock or the Series B Preferred Stock, as applicable, the Calculation Agent will cause to be forwarded to the Company information regarding such Floating Rate.

        5. The Calculation Agent shall be entitled to such compensation for its services under this Agreement as the Calculation Agent and the Company may agree, and the Company shall pay such compensation and shall reimburse the Calculation Agent for all reasonable expenses, including fees and expenses of its counsel, disbursements and advances incurred or made by the Calculation Agent in connection with the services rendered by it under this Agreement, upon receipt of such invoices as the Company shall reasonably require.

        6. Notwithstanding any redemption of the Series A Preferred Stock or the Series B Preferred Stock, as applicable, the Company will indemnify the Calculation Agent and its nominees against any losses, liabilities, costs, claims, actions or demands which it may incur or


                                      -6-
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sustain or which may be made against it in connection with its appointment or the exercise of its powers and duties hereunder as well as the reasonable costs, including the reasonable expenses and fees of counsel, in defending any claim, action or demand, except such as may result from the negligence, willful misconduct or bad faith of the Calculation Agent or any of its employees. Except as provided in the preceding sentence, the Calculation Agent shall incur no liability and shall be indemnified and held harmless by the Company for, or in respect of, any actions taken or suffered to be taken in good faith by the Calculation Agent or its nominees in reliance upon (i) the written opinion or advice of counsel or (ii) written instructions from the Company.

        7. The Calculation Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Company agrees:

                (i) in acting under this Agreement and in connection with the Preferred Stock, the Calculation Agent, acting as agent for the Company, does not assume any obligation towards, or any relationship of agency or trust for or with, any of the purchasers of the Preferred Stock;

                (ii) unless herein otherwise specifically provided, any order, certificate, notice, request or communication from the Company made or given under any provision of this Agreement shall be sufficient if signed by any person whom the Calculation Agent reasonably believes to be a duly authorized officer or attorney-in-fact of the Company;

                (iii) the Calculation Agent shall be obligated to perform only such duties as are set forth specifically herein, and no other duties or obligations on the part of the Calculation Agent, in its capacity as such, shall be implied by this Agreement;

                (iv) the Calculation Agent shall be protected and shall incur no liability for or in respect of any action taken or omitted to be taken or anything suffered by it or its nominees in reliance upon anything contained in the Preferred Stock, the Certificates or any information supplied to it in writing by the Company pursuant to this Agreement, including the information supplied pursuant to paragraph 3 above;

                (v) the Calculation Agent, whether acting for itself or in any other capacity, may become the owner or pledgee of the Preferred Stock with the same rights as it would have had if it were not acting hereunder as Calculation Agent;

                (vi) the Calculation Agent or its nominees shall incur no liability hereunder except for loss sustained by reason of its negligence, willful misconduct or bad faith;

                (vii) The Calculation Agent shall have the right, but not the obligation, to consult with counsel of its choice and shall not be liable for action taken or


                                      -7-
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        omitted to be taken in accordance with the advice of such counsel, which may be in-house counsel;

                (viii) The Calculation Agent shall have the right to perform any of its duties hereunder through agents, attorneys, custodians or nominees; and

                (ix) in no event shall the Calculation Agent or its nominees be liable for special, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits) even if the Calculation Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

        8.

                (a) The Calculation Agent or its nominees shall not be responsible to the Company or any third party for any failure of any bank or financial institution selected by the Calculation Agent (after consultation with the Company) for the purpose of quoting rates in accordance with the terms of the Preferred Stock and the Certificates to fulfill their duties or meet their obligations to provide such rates or as a result of the Calculation Agent having acted (except in the event of negligence, willful misconduct or bad faith) on any quotation or other information given by any such bank or financial institution which subsequently may be found to be incorrect.

                (b) Except as provided below, the Calculation Agent may at any time resign as Calculation Agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective, provided that such notice shall be given not less than 60 days prior to the said effective date unless the Company otherwise agrees in writing. Except as provided below, the Calculation Agent may be removed by the filing with it of an instrument in writing signed by the Company specifying such removal and the date when it shall become effective (such effective date being at least 20 days after said filing). Any such resignation or removal shall take effect upon:

                (i) the appointment by the Company as hereinafter provided of a successor Calculation Agent; and

                (ii) the acceptance of such appointment by such successor Calculation Agent;

provided, however, that in the event the Calculation Agent has given not less than 60 days' prior notice of its desired resignation, and during such 60 days there has not been acceptance by a successor Calculation Agent of its appointment as successor Calculation Agent, the Calculation Agent so resigning may petition any court of competent jurisdiction for the appointment of a successor Calculation Agent. The Company covenants that it shall appoint a successor Calculation Agent as soon as practicable after receipt of any notice of resignation hereunder. Upon its resignation or removal becoming effective, the retiring Calculation Agent shall be


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entitled to the payment of its compensation and the reimbursement of all reasonable expenses, (including reasonable counsel fees) incurred by such retiring Calculation Agent pursuant to paragraph 5 hereof to the date such resignation or removal becomes effective.

                (c) If at any time the Calculation Agent (i) shall resign or be removed, or (ii) shall become incapable of acting or shall be adjudged bankrupt or insolvent, or liquidated or dissolved, or an order is made or an effective resolution is passed to wind up the Calculation Agent, or if the Calculation Agent shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors, or shall consent to the appointment of a receiver, administrator or other similar official of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver, administrator or other similar official of the Calculation Agent or of all or any substantial part of its property shall be appointed, or if any order of any court shall be entered approving any petition filed by or against the Calculation Agent under the provisions of any applicable bankruptcy or insolvency law, or if any public officer shall take charge or control of the Calculation Agent or its property or affairs for the purpose of rehabilitation, conservation or liquidation (the Calculation Agent hereby agreeing to give the Company prompt notice of any of the foregoing events referred to in this clause (ii)), then a successor Calculation Agent shall be appointed by the Company by an instrument in writing filed with the successor Calculation Agent. Upon the appointment as aforesaid of a successor Calculation Agent and acceptance by the latter of such appointment, the former Calculation Agent shall cease to be Calculation Agent hereunder.

                (d) Any successor Calculation Agent appointed hereunder shall execute and deliver to its predecessor and the Company an instrument accepting such appointment hereunder, and thereupon such successor Calculation Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, immunities, duties and obligations of such predecessor with like effect as if originally named as the Calculation Agent hereunder, and such predecessor, upon payment of its compensation, charges and disbursements then unpaid, shall thereupon become obliged to transfer and deliver, and such successor Calculation Agent shall be entitled to receive, copies of any relevant records maintained by such predecessor Calculation Agent.

                (e) Any corporation into which the Calculation Agent may be merged or converted or any corporation with which the Calculation Agent may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Calculation Agent shall be a party or any corporation to which the Calculation Agent may otherwise transfer all or substantially all of its corporate trust business shall, to the extent permitted by applicable law, be the successor Calculation Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto. Prompt notice of any such merger, conversion, consolidation or transfer shall forthwith be given to the Company.

                (f) The provisions of paragraphs 5 and 6 hereof shall survive any resignation or removal hereunder.


                                      -9-
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                (g) The Calculation Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement or arising out of or caused directly or indirectly, by circumstances beyond its reasonable control, including acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riot; interruptions, loss or malfunctions of utilities, or communications service; accidents; labor disputes; acts of civil or military authorities or governmental actions; it being understood that the Calculation Agent shall use its best efforts to resume performance as soon as practicable under the circumstances.

        9. Any notice or other communication required to be given hereunder shall be delivered in person against written receipt, sent by letter or telex or telecopy or communicated by telephone (subject, in the case of communication by telephone, to confirmation dispatched within two business days by letter, telex or telecopy), in the case of the Company, to it at the address of the Company set forth in the heading of this Agreement, Attention: Corp. Trust Admin.; in the case of the Calculation Agent, to it at the address set forth below; or, in any case, to any other address of which the party receiving notice shall have notified the party giving such notice in writing.

             Calculation Agent:         Computershare Trust Company, Inc.

                                        c/o Computershare Trust Company, Inc.
                                              350 Indiana Street, Suite 800
                                              Golden, Colorado 80401

                                        Attn: Corp Trust. Admin.




        10. This Agreement may be amended only by a writing duly executed and delivered by each of the parties signing below.

        11. The provisions of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

        12. This Agreement may be executed in counterparts and the executed counterparts shall together constitute a single instrument.

        13. Except as provided herein, this Agreement is solely for the benefit of the parties hereto and their successors and assigns and no other person shall acquire or have any rights under or by virtue hereof (whether or not the Series A Preferred Stock or the Series B Preferred Stock are issued).

        14. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

        IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the day and year first above written.

                                             PRINCIPAL FINANCIAL GROUP, INC.


                                             By:   _____________________________
                                                   Name:
                                                   Title:


                                             By:   _____________________________
                                                   Name:
                                                   Title:


COMPUTERSHARE TRUST COMPANY, INC.


By:   ___________________________________
      Name:
      Title:

By:   ___________________________________
      Name:
      Title: